                                                                       EXHIBIT F
                                                                       ---------


              Schedules 3.02 and 3.03(a) of the Stock Purchase Agreement

                              (Seller Subsidiary Shares)


                                     SEE ATTACHED

                                    Schedule 3.02

                       Seller Subsidiary Corporate Information


                                 SEE SCHEDULE 3.03(A)

1.  NAME:                         Canal Center Properties, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        May 6, 1982
    AUTHORIZED CAPITAL:           7,500 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

2.  NAME:                         Transcanal Properties, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        May 17, 1984
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

3.  NAME:                         Bryce Mountain, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        December 12, 1980
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

4.  NAME:                         Charlotte Plaza Properties, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        December 30, 1986
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

5.  NAME:                         Balsam Mountain, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        September 11, 1980
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

6.  NAME:                         DIHC Properties I, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        June 28, 1985
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             DIHC of Georgia, Inc.

7.  NAME:                         DIHC Peachtree, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        November 4, 1987
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             DIHC of Georgia, Inc.

8.  NAME:                         DIHC Atlanta, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        November 4, 1987
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             DIHC of Georgia, Inc.

9.  NAME:                         DIHC Boylston Corp.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        January 30, 1986
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

10. NAME:                         DIHC Berkeley Corp.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        March 28, 1989
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

11. NAME:                         DIHC of Georgia, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        February 19, 1987
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       4,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

12. NAME:                         DIHC Management Corporation
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        July 23, 1980
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             DIHC of Georgia, Inc.

13. NAME:                         DIHC Finance Corporation
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        September 11, 1980
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             DIHC of Georgia, Inc.

14. NAME:                         DIHC Dearborn Properties, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        June 20, 1988
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

15. NAME:                         DIHC Marble Place Properties, Inc.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        June 20, 1988
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

16. NAME:                         DIHC Boylston Back Bay Corp.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        July 9, 1997
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

17. NAME:                         DIHC Berkeley Back Bay Corp.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        July 9, 1997
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.

18. NAME:                         DIHC Market Square II Corp.
    STATE OF INCORPORATION:       Georgia
    DATE OF INCORPORATION:        July 9, 1997
    AUTHORIZED CAPITAL:           100,000 shares Common Stock, $1.00 par value
    ISSUED AND OUTSTANDING:       1,000 shares Common Stock
    SOLE SHAREHOLDER:             Dutch Institutional Holding Company, Inc.